Exhibit 10.8

Early Loan Repayment and Termination Agreement

This Early Loan Repayment and Termination Agreement (“Agreement”) is entered into by and between the following parties on July 13, 2010:

Wuhan Blower Co., Ltd., a limited liability company incorporated pursuant to PRC laws, with its principal business address at Canglongdao Science Park, Miaoshan Development Zone, Jiangxia District, Wuhan City, Hubei Province (“Borrower A”);

Wuhan Generating Equipment Co., Ltd., a limited liability company incorporated pursuant to PRC laws, with its principal business address at Canglongdao Science Park, Jiangxia District, Wuhan City, Hubei Province (“Borrower B”);

Wuhan Sungreen Environment Protection Equipment Co., Ltd., a limited liability company incorporated pursuant to PRC laws, with its principal business address at 272 East Checheng Road, Wuhan Economic and Technological Development Zone, Wuhan City, Hubei Province (“Borrower C”) (Borrower A, B and C collectively referred to as “Joint Borrowers”);

and

Standard Chartered Bank (China) Co., Ltd., Guangzhou Branch, a domestic commercial bank incorporated pursuant to PRC laws, with its principal business address at 10/F, 8 Huaxia Road, Zhujiang New City, Guangzhou (“Lender”). The Lender shall also act as the financing agency bank and security agency bank.

Whereas,

1. The Joint Borrowers, Lender and Guarantor entered into a loan agreement on December 2, 2009 (“Loan Agreement”) and a modification agreement to the relevant Loan Agreement in December, 2009 (“Modification Agreement”). The Loan Agreement and Modification Agreement are collectively referred to as financing agreements herein (“Financing Agreements”). The relevant parties signed the real estate mortgage contracts and other security documents for purpose of securing the loan under the Financing Agreements.

2. Pursuant to the Financing Agreements, the Lender granted the Joint Borrowers RMB 68.5 million on December 17, 2009 and RMB 89.09 million on January 29, 2010;

3. Each party agrees that, the Joint Borrowers may early repay all the loans granted by the Lender, and after the principal plus interest of the loan is repaid, all the parties may early terminate the Financing Agreements pursuant to this agreement.

Upon mutual friendly negotiation, each party to this agreement agrees as follows on the early loan repayment, early termination of the Financing Agreements and the relevant matters.

1. Confirmation of Debts
Each party to this agreement confirms that, as of the execution date of this agreement, the Lender has granted the Joint Borrowers the loan principal in the total amount of RMB 157.6 million pursuant to the Financing Agreements, and the details are as follows:

Loan Principal Amt (RMB)	Loan Grant Date	Original Loan Term	Accumulated Interest as of July 9, 2010	Interest Rate Calculation Standard
68,504,088	Dec 17, 2009	Dec 17, 2012	393,517.93	regular annual interest rate: 9.40%
89,095,912	Jan 29, 2010	Dec 17, 2012	511,806.52	regular annual interest rate: 9.40%

Each party to this agreement confirms that, as of July 9, 2010, the Joint Borrowers shall repay the Lender the principal plus interest in the total amount of RMB 158,505,324. The Joint Borrowers agree to early repay all the loan principal plus interest under the Financing Agreements.

2. Arrangement of Satisfaction
The Joint Borrowers applies for and the Lender agrees with the early repayment of the loan owed to the Lender by the Joint Borrowers. With regard to the debts referred to in Article 1 herein, each party agrees that the debts shall be settled on July 13, 2010 and repaid in accordance with the following manners:

(1) The Joint Borrowers shall make all the payments payable and due to the Lender to the account designated by the Lender by July 13, 2010.

(2) The Joint Borrowers shall be jointly and severally liable for the satisfaction of the foregoing debts.

3. Termination of Agreement
Each party to this agreement agrees that, the Financing Agreements may be early terminated if the debts listed in Article 1 herein are repaid pursuant to Article 2 herein. Any article of the Financing Agreements shall no longer be performed (with the exception of Confidentiality and Dispute Resolution).

The Lender agrees to issue certification documents for the release of the security of land, house properties and equipment relevant to the loan within five business days after the termination of Financing Agreements, and entrusts its staff members to go to Wuhan to assist the Joint Borrowers in completing the procedures and work required for the security release as soon as possible.

4. Expression
The terms and expressions referred to in this agreement shall have the same meaning with those used in the Loan Agreement.

5. Performance of Agreement
Upon the execution of this agreement, each party to this agreement shall sign all the relevant documents and adopt all the necessary measures so as to ensure the purpose of this agreement is fulfilled.

Borrower A	Wuhan Blower Co., Ltd.
Official Seal	/Seal of Wuhan Blower Co., Ltd. /
Authorized Signature
Title

Borrower B	Wuhan Generating Equipment Co., Ltd.
Official Seal	/Seal of Wuhan Generating Equipment Co., Ltd. /
Authorized Signature
Title

Borrower C	Wuhan Sungreen Environment Protection Equipment Co., Ltd.
Official Seal	/Seal of Wuhan Sungreen Environment Protection Equipment Co., Ltd./
Authorized Signature
Title

Lender/ Financing Agent/ Security Agent	Standard Chartered Bank (China) Co., Ltd. Guangzhou Branch
Official Seal	/Seal of Standard Chartered Bank (China) Co., Ltd. Guangzhou Branch /
Authorized Signature
Title

Supplemental Agreement to Early Loan Repayment and Termination Agreement

This Supplemental Agreement to Early Loan Repayment and Termination Agreement (“Supplemental Agreement”) is entered into by and between the following parties on July 13, 2010:

Wuhan Blower Co., Ltd., a limited liability company incorporated pursuant to PRC laws, with its principal business address at Canglongdao Science Park, Miaoshan Development Zone, Jiangxia District, Wuhan City, Hubei Province (“Borrower A”);

Wuhan Generating Equipment Co., Ltd., a limited liability company incorporated pursuant to PRC laws, with its principal business address at Canglongdao Science Park, Jiangxia District, Wuhan City, Hubei Province (“Borrower B”);

Wuhan Singreen Environment Protection Equipment Co., Ltd., a limited liability company incorporated pursuant to PRC laws, with its principal business address at 272 East Checheng Road, Wuhan Economic and Technological Development Zone, Wuhan City, Hubei Province (“Borrower C”) (Borrower A, B and C collectively referred to as “Joint Borrowers”);

and

Standard Chartered Bank (China) Co., Ltd., Guangzhou Branch, a domestic commercial bank incorporated pursuant to PRC laws, with its principal business address at 10/F, 8 Huaxia Road, Zhujiang New City, Guangzhou (“Lender”). The Lender shall also act as the financing agency bank and security agency bank.

Whereas,

1. The Joint Borrowers, Lender and Guarantor entered into a loan agreement on December 2, 2009 (“Loan Agreement”) and a modification agreement to the relevant Loan Agreement in December, 2009 (“Modification Agreement”). Borrower A and the Lender entered into a RMB/ foreign currency financing letter on March 27, 2009 and made an amendment to this financing letter on August 5, 2009 (collectively referred to as “Financing Letter”). In this supplemental agreement, the Loan Agreement, Modification Agreement and Financing Letter shall be collectively referred to as “Financing Documents”. For the purpose of securing the loan under the Financing Documents, the relevant parties entered into the real estate mortgage contracts and other security documents;

2. Pursuant to the Financing Documents, the Lender granted the Joint Borrowers RMB 68.5 million, RMB 89.09 million and RMB21.8 million respectively on December 17, 2009, January 29, 2010 and April 1, 2010;

3. The Joint Borrowers, Lender and Guarantor entered into an Early Loan Repayment and Termination Agreement (“Termination Agreement”) on July 13, 2010. Each party agrees that, based on the Termination Agreement, the Joint Borrowers may early repay all the loans granted under the Loan Agreement, and after the principal plus interest of the loans is repaid, all the parties may early terminate the Loan Agreement;

4. Each party further agrees that, at the same time when the Loan Agreement is early terminated, the Joint Borrowers shall also early repay all the loans under the Financing Letter, and after the principal plus interest of the loans is repaid, all the parties may early terminate the Financing Letter. In the meantime, by signing this supplemental agreement, each party will make supplemental agreement and specific arrangement for any matter uncovered in the Termination Agreement.

Upon mutual friendly negotiation, each party to this agreement agrees as follows on the supplemental matters of the Termination Agreement:

1. Confirmation of Debts
Each party to this agreement confirms that, as of July 9, 2010, the Lender has granted the Joint Borrowers the loan principal in the total amount of RMB 179.4 million pursuant to the Financing Documents, and the details are as follows:

Loan Principal Amt. (RMB)	Loan Grant Date	Original Loan Term	Accumulated Interest as of July 9, 2010	Interest Rate Calculation Standard
68,504,088	Dec 17, 2009	Dec 17, 2012	393,517.93	regular annual interest rate: 9.40%
89,095,912	an 29, 2010	Dec 17, 2012	Interest payable of 511,806.52 for the principal of 89,095,912	regular annual interest rate: 9.40%
			Penalty interest payable of 1, 811,250.00 for the appropriated principal of 50 million	annual interest rate for the appropriated penalty interest: 8.10%
21,800,000	Apr 1, 2010	July 30, 2010	335,060.55	regular annual interest rate: 5.59%

Each party to this agreement further confirms as follows on the debts:

(1) Each party agrees with and acknowledges the loan statement listed in the foregoing table. As of July 9, 2010, the Joint Borrowers shall pay the Lender principal plus interest in the total amount of RMB 182,451,634.99. The Joint Borrowers agree to early repay the loan under the Loan Agreement, with a principal plus interest in the total amount of RMB 158,505,324.00 (with the specific amount subject to the calculation on the repayment date);

(2) Each party agrees and confirms that, saving the principal plus interest listed in Article 1.(1) herein, pursuant to Article 15.2 of the Loan Agreement, the Joint Borrowers shall compensated the Lender for the swap loss, in consideration of the early repayment of the loan by the Joint Borrowers. The compensation by the Joint Borrowers for the swap loss suffered by the Lender totals 6,348,715.00 (with the specific amount subject to the actual amount of the date on which the swap is discharged);

(3) For the purpose of the loan, King & Wood Law Firm and PricewaterhouseCoopers LLP respectively provided professional consulting service, and the Joint Borrowers agree to pay King & Wood an attorney’s fee of RMB 263,712.82 and PricewaterhouseCoopers an auditing service fee of RMB 295,820.00;

(4) For the purpose of the loan, the Joint Borrowers have paid the Lender and its affiliated companies a consulting service fee of RMB 12,608,000.00. Pursuant to the agreement of the consulting contract, any consulting fee already paid will not be refunded because of the early termination of the consulting contract or the Loan Agreement. However, the Lender agrees herein to refund the Joint Borrowers an attorney’s fee in the amount equivalent to the sum of penalty interest on the appropriated principal plus swap discharge fee, which amounts to RMB 8, 159,965.00 as of July 9, 2010, provided that the foregoing debts are fully satisfied by the Joint Borrowers (with the specific amount of refund subject to the calculation on the actual repayment date).

2. Arrangement of Satisfaction
The Joint Borrowers applies for and the Lender agrees with the early repayment of the loan owed to the Lender by the Joint Borrowers. With regard to the debts referred to in Article 1 herein, each party agrees that the debts shall be settled on July 13, 2010 and repaid in accordance with the following manners:

(1) The Joint Borrowers shall repay all the principal plus interest payable and due to the Lender under the Loan Agreement, which totals RMB 158,505,324.00 to the account designated by the Lender by July 13, 2010, with the specific amount subject to the calculation on the actual repayment date;

(2) Each party agrees that, the borrowers shall repay the loan under the Financing Letter in the total amount of RMB 21.8 million by July 31, 2010 and the repayment shall not be overdue;

(3) Each party agrees that, the penalty interest and swap discharge fee shall be deducted from the consulting fee refunded by the Standard Chartered Consulting and directly paid to the relevant parties;

(4) Each party agrees that, the Joint Borrowers shall pay in the full amount for the attorney’s fee and auditing service fee referred to in Article 1 (3) herein by July 31, 2010;

(5) The Joint Borrowers shall be jointly and severally liable for the satisfaction of the foregoing debts.

3. Termination of Agreement
Non-fixed assets security under the Financing Documents includes but not limited to equity mortgage, trademark mortgage and etc, which shall not be discharged until the loan and professional consulting fee under the Financing Letter is repaid in full.

4. Expression
The terms and expressions referred to in this agreement shall have the same meaning with those used in the Loan Agreement.

5. Performance of Agreement
Upon the execution of this agreement, each party to this agreement shall sign all the relevant documents and adopt all the necessary measures so as to ensure the purpose of this agreement is fulfilled. This supplemental agreement shall be deemed as the effective supplement to the Termination Agreement. Should there be any inconsistency between this supplemental agreement and Termination Agreement, this supplemental agreement shall prevail.

6. Signing
This supplemental agreement shall become effective upon the signatures of each party’s authorized representative.

Each party to this supplemental agreement has caused this agreement to be signed by its duly authorized representative on the date first set forth above.

Borrower A	Wuhan Blower Co., Ltd.
Official Seal	/Seal of Wuhan Blower Co., Ltd. /
Authorized Signature
Title

Borrower B	Wuhan Generating Equipment Co., Ltd.
Official Seal	/Seal of Wuhan Generating Equipment Co., Ltd. /
Authorized Signature
Title

Borrower C	Wuhan Singreen Environment Protection Equipment Co., Ltd.
Official Seal	/Seal of Wuhan Singreen Environment Protection Equipment Co., Ltd./
Authorized Signature
Title

Lender/ Financing Agent/ Security Agent	Standard Chartered Bank (China) Co., Ltd. Guangzhou Branch
Official Seal	/Seal of Standard Chartered Bank (China) Co., Ltd. Guangzhou Branch /
Authorized Signature
Title